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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 3, 1997




                                CYTEL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



           0-19591                                   35-0245076
     (Commission File No.)                (IRS Employer Identification No.)

                                3525 JOHN HOPKINS
                           SAN DIEGO, CALIFORNIA 92121
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (619) 552-3000



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ITEM 5.  OTHER EVENTS.

     On November 14, 1997 and December 1, 1997, the Board of Directors of Cytel Corporation (the "Company") authorized the issuance and sale of Common Stock of the Company to certain accredited investors (the "Private Placement"). The Private Placement was effected on December 3, 1997. The description of the Private Placement is set forth in the Press Release issued by the Company, dated as of December 5, 1997, a copy of which is attached hereto as Exhibit 99.1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTEL CORPORATION



Dated:  December 5, 1997                By: /S/ VIRGIL THOMPSON
                                           --------------------------------
                                           Virgil D. Thompson
                                           President and Chief Executive Officer



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                                INDEX TO EXHIBITS

                                                                   PAGE NO.

99.1     Press Release dated December 5, 1997                         4



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